U.S.  SECURITIES  AND  EXCHANGE  COMMISSION
                      WASHINGTON,  DC  20549


                            FORM  8-K
                            ---------
                         CURRENT  REPORT



PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE  SECURITIES  EXCHANGE  ACT OF 1934

    DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED): February 15, 2000


                 COMMISSION  FILE  NUMBER:  0-27229


                 FLINTROCK FINANCIAL SERVICES, INC.
                 ---------------------------------
    (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)


                                  NEVADA
                                  -------
    (STATE  OR  OTHER  JURISDICTION  OF  INCORPORATION  OR  ORGANIZATION)


                                88-0409163
                        ------------------------
               (I.R.S.  EMPLOYER  IDENTIFICATION  NUMBER)


                            1187 W. 16th Avenue
                     Vancouver, B.C., Canada   V6H
        ---------------------------------------------------
          (ADDRESS  AND  PHONE  NUMBER  OF  PRINCIPAL  OFFICES)


                    2980 S. Rainbow Boulevard, Suite 108
                        Las Vegas, Nevada 89146
                     ---------------------- ------
   (FORMER  NAME  OR  FORMER  ADDRESS,  IF  CHANGED  SINCE  LAST  REPORT)

ITEM  5:  OTHER EVENTS

In January, 2000, the current officers and directors of Registrant resigned and the following officers and directors were appointed to fill the vacant terms until the next annual election of officers and directors:

Name and Address               Age             Position(s)
----------------              ----             -----------

Jeff Stevenson                 40              President and Director
1187 West 16th Avenue
Vancouver, B.C.,
Canada V6H 1S8

Abdul Janmohamed               40              Secretary and Director
902-5051 Lougheed Highway
Burnaby, B.C.
Canada  V5B 4T5

Jamil Kassam                   31              Treasurer and Director
406-5262 Oakmount Crescent
Burnaby, B.C.


Following is a brief description of the background of the current officers and directors:

Jeff Stevenson - Mr. Stevenson has been the President and a Director of Registrant since January 2000. From 1996 to 1999, he was a Lease and Sales Associate for Access Leasing, a vehicle leasing company in Richmond, B.C.
From 1994 to 1996, he was Site Supervisor for Vicon Construction, a construction company in Coquitlam. B.C. He devotes his time as required to the business of Registrant.

Abdul Janmohamed - Mr. Janmohamed has been the Secretary and a Director of Registrant since January 2000. From 1992 to the present, he has also been the Office Administrator for Zim-Gold Resources, Ltd., a precious metals mining company which is publicly traded on the Vancouver and Canadian Stock Exchanges. From 1996 to 1998, he was Office Administrator for Fiton Technologies Corp., an environmental technology company which is publicly traded on the Alberta Stock Exchange. He devotes his time as required to the business of Registrant.

Jamil Kassam - Mr. Kassam has been the Treasurer and a Director of Registrant since January 2000. From 1995 to the present, he has also been the Director of Finance for Norfolk Properties Ltd., a property development company in Vancouver, B.C. From 1998 to 1999, he was Chief Financial Officer for Thinapse Corporation Ltd., a high technology telecommunications company in Vancouver, B.C. From 1997 to 1998, he was Financial Administrator for the Liberal Party of Canada in Vancouver, B.C. Mr. Kassam graduated from the University of British Columbia in 1990 and devotes his time as required to the business of Registrant.

On January 20, 2000, registrant declared a dividend of 4 shares of common stock for each 1 share held by the shareholders of record as of 5:00 p.m., Pacific Time on January 19, 2000. the distribution date of the dividend was January 21, 2000.




                             SIGNATURES
                             ==========

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FLINTROCK FINANCIAL SERVICES, INC.

                                      _______________________________________
Dated: February 15, 2000               by:  Jeff Stevenson, President